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                                                                    Exhibit 10.5

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2002 (the "Report") by STAAR Surgical Company ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant as of and for the periods presented in the Report.

                                         by: /s/ DAVID BAILEY
                                         ------------------------------
                                         David Bailey
                                         President, Chief Executive Officer,
                                         Chairman and Director

                                         by: /s/ JOHN BILY
                                         -------------------------------
                                         John Bily
                                         Chief Financial Officer (principal
                                         accounting and financial officer)